UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): November 4, 2005


                              AIMSI TECHNOLOGIES, INC.
                              ------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                       Utah
               (State or Other Jurisdiction of Incorporation)

                   0-30685                          87-0305395
                   -------                          ----------
           (Commission File Number)      (I.R.S. Employer Identification No.)


                     702 South Illinois Avenue, Suite 203
                               Oak Ridge, TN 37830
                    (Address of Principal Executive Offices)

                                   713-271-2118
                                   ------------
                (Registrant's Telephone Number, Including Area Code)


                                  Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01         Completion of Acquisition or Disposition of Assets

         On November 4, 2005, Advanced Integrated Management Services, Inc., a Tennessee corporation ("AIMSI Services") and a wholly owned subsidiary of the registrant, AIMSI Technologies, Inc. (the "Company"), consummated the redemption by Weskem, LLC, a Delaware limited liability company ("Weskem"), of the 9.5% limited liability company equity interest (the "LLC Interest") held by AIMSI Services in Weskem. In consideration for the redemption of the LLC Interest, Weskem paid to AIMSI Services $545,000 in cash. As a result of such redemption, which is effective as of September 30, 2005, AIMSI Services is no longer entitled to any current or future earnings of Weskem. Weskem manages legacy waste at the United States Department of Energy's facilities in Oak Ridge, Tennessee, and Paducah, Kentucky.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AIMSI TECHNOLOGIES, INC.


Date:    November 10, 2005         By:   /s/ Roland Edison
                                -------------------------------------------
                                  Roland Edison
                                  Chairman of the Board of Directors